SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                 April 29, 1999
               (Date of Report - Date of earliest event reported)





                             KERR-MCGEE CORPORATION
             (Exact name of registrant as specified in its charter)


    Delaware                         1-3939                 73-0311467
   (State of                 (Commission File Number)     (IRS Employer
 Incorporation)                                        Identification No.)



          Kerr-McGee Center
       Oklahoma City, Oklahoma                                 73125
(Address of principal executive offices)                    (Zip Code)



                                 (405) 270-1313
                         (Registrant's telephone number)





Item 5.           Other Events

         On April 29, 1999, Kerr-McGee Corporation issued a press release to report the 1999 first quarter earnings. A copy of such press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

         99.1 Press Release dated April 29, 1999, reporting Kerr-McGee Corporation's 1999 first quarter earnings.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                KERR-MCGEE CORPORATION


                                          By:   (Deborah A. Kitchens)
                                                 Deborah A. Kitchens
                                                 Vice President and Controller

Dated: April 30, 1999